Accrued expenses payable	12 Months Ended
Dec. 31, 2023
Accrued Expenses [Abstract]
Accrued expenses payable
20. Accrued expenses payable

	2023	2022
Accruals and estimations	$4,231	$4,167
Labor related provisions	53,510	34,423
Liability for social security contributions	7,018	6,323
Other	181	—
	$64,940	$44,913
As of December 31, 2023 and 2022, accruals and estimations include the estimated balance of the current portion of the long-term provisions (see note 21).
Labor related provisions include a profit-sharing program for both management and non-management staff. For members of management, profit-sharing is based on a combination of the Company’s performance as a whole and the achievement of individual goals. Profit-sharing for non-management employees is based solely on the Company’s performance. The accrual at year-end represents the amount expensed for the current year, which is expected to be settled within 12 months.